UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a -12

AQR Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a -6(i)(1) and 0-11.

AQR FUNDS

AQR ALTERNATIVE RISK PREMIA FUND

AQR CVX FUSION FUND

AQR DIVERSIFIED ARBITRAGE FUND

AQR DIVERSIFYING STRATEGIES FUND

AQR EMERGING MULTI-STYLE II FUND

AQR EQUITY MARKET NEUTRAL FUND

AQR GLOBAL EQUITY FUND

AQR INTERNATIONAL DEFENSIVE STYLE FUND

AQR INTERNATIONAL MOMENTUM STYLE FUND

AQR INTERNATIONAL MULTI-STYLE FUND

AQR LARGE CAP DEFENSIVE STYLE FUND

AQR LARGE CAP MOMENTUM STYLE FUND

AQR LARGE CAP MULTI-STYLE FUND

AQR LONG-SHORT EQUITY FUND

AQR LSE FUSION FUND

AQR MACRO OPPORTUNITIES FUND

AQR MANAGED FUTURES STRATEGY FUND

AQR MANAGED FUTURES STRATEGY HV FUND

AQR MS FUSION FUND

AQR MS FUSION HV FUND

AQR MULTI-ASSET FUND

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

AQR SMALL CAP MOMENTUM STYLE FUND

AQR SMALL CAP MULTI-STYLE FUND

AQR STYLE PREMIA ALTERNATIVE FUND

AQR TREND TOTAL RETURN FUND

One Greenwich Plaza, Suite 130

Greenwich, CT 06830

September 15, 2025

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the AQR Alternative Risk Premia Fund, AQR CVX Fusion Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Emerging Multi-Style II Fund, AQR Equity Market Neutral Fund, AQR Global Equity Fund, AQR International Defensive Style Fund, AQR International Momentum Style Fund, AQR International Multi-Style Fund, AQR Large Cap Defensive Style Fund, AQR Large Cap Momentum Style Fund, AQR Large Cap Multi-Style Fund, AQR Long-Short Equity Fund, AQR LSE Fusion Fund, AQR Macro Opportunities Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR MS Fusion Fund, AQR MS Fusion HV Fund, AQR Multi-Asset Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Small Cap Momentum Style Fund, AQR Small Cap Multi-Style Fund, AQR Style Premia Alternative Fund and AQR Trend Total Return Fund (each, a “Fund,” and together, the “Funds”), each a series of AQR Funds (the “Trust”), will be held on Thursday, November 13, 2025, at 10:00 a.m. (Eastern time) to vote on the proposal described in the enclosed proxy statement. The Meeting will be held in a virtual format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

As discussed in more detail in the enclosed proxy statement, you are being asked to vote on the election of five nominees to the Board of Trustees of the Trust to serve until their successors are elected and qualify, and act on any other business properly brought before the Meeting.

If the proposal is approved, the nominees who currently serve as Trustees will continue as Trustees following the Meeting and the nominees who do not currently serve as Trustees will assume their positions as Trustees of the Trust immediately following the Meeting on November 13, 2025.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the proposal.

You are cordially invited to attend the Meeting. Shareholders of record who do not expect to vote at the Meeting are requested to complete, date and sign the form of proxy, if received by mail, and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Meeting, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees (the “Board” or “Board of Trustees”) of the Trust.

We would like to assure you of our commitment to ensuring that the Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Board and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Meeting at 9:30 a.m. (Eastern time) on Thursday, November 13, 2025, thirty minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions during the Meeting via the questions pane on the virtual meeting interface. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the Meeting by following the instructions provided at the start of the Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Meeting unless they have registered in advance to attend the Meeting, as described below.

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting by registering at https://viewproxy.com/AQR/broadridgevsm/. To register, you will be required to enter your name, an email address, and the control number found on your proxy card. Requests for registration must be received no later than 5:00 pm (Eastern time) on November 12, 2025. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com or by following the instructions provided at the start of the meeting. You will need your control number to vote.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting you must register in advance of the Meeting. To register, you must first obtain a “legal proxy” from the applicable nominee/ record holder, who will then provide you with a newly-issued control number. We note that obtaining a legal proxy may take several days. Once you have obtained a new control number, you must visit https://viewproxy.com/AQR/broadridgevsm/ and submit your name and newly issued control number in order to register to participate in and vote at the Meeting. Requests for registration should be received no later than 5:00 p.m. (Eastern time) on November 7, 2025.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact the Funds at (866) 290-2688 during its business hours: Monday through Friday 9:00 a.m. to 8:00 p.m. (Eastern time).

Sincerely,
/s/ John Howard
John Howard Chief Executive Officer and President of the Trust

Questions and Answers for Shareholders

Although we recommend that you read the complete proxy statement for a detailed explanation of the items you are being asked to vote on, for your convenience, we have provided a brief overview of the items to be voted on at the special meeting of shareholders (the “Meeting”) of the AQR Alternative Risk Premia Fund, AQR CVX Fusion Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Emerging Multi-Style II Fund, AQR Equity Market Neutral Fund, AQR Global Equity Fund, AQR International Defensive Style Fund, AQR International Momentum Style Fund, AQR International Multi-Style Fund, AQR Large Cap Defensive Style Fund, AQR Large Cap Momentum Style Fund, AQR Large Cap Multi-Style Fund, AQR Long-Short Equity Fund, AQR LSE Fusion Fund, AQR Macro Opportunities Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR MS Fusion Fund, AQR MS Fusion HV Fund, AQR Multi-Asset Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Small Cap Momentum Style Fund, AQR Small Cap Multi-Style Fund, AQR Style Premia Alternative Fund and AQR Trend Total Return Fund (each, a “Fund,” and together, the “Funds”), each a series of AQR Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Q. What am I being asked to vote on in this proxy statement?

A.  You are being asked to vote on one proposal:

1.	To elect five nominees (collectively, the “Nominees”) to the Board of Trustees (the “Board” or “Board of Trustees”) of the Trust.

The Board of Trustees has unanimously approved, and recommends that you approve, the proposal at the Meeting.

Q. Why am I being asked to vote on the Nominees for my Fund?

A.  Two of the five Nominees are current Trustees of the Trust who were appointed to the Board and have not been previously elected by Fund shareholders. The other three Nominees, who are not current Trustees, have been proposed to be added to the Board based on the Board’s evaluation of each Trustee’s skill sets and in anticipation of certain of the current Trustees no longer serving on the Board in the near term, in light of scheduled retirements or otherwise.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that persons filling vacancies on a board of a fund be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled by appointment or any otherwise legal manner if, immediately after filling such vacancy, at least two-thirds of the trustees then holding office have been elected by shareholders. The 1940 Act also requires a fund to hold a meeting for the purpose of electing directors/trustees if at any time less than a majority of the trustees were elected by shareholders of the fund. Because two of the five current Trustees of the Trust were appointed by the then-existing Trustees and not elected by shareholders, the Board is currently prohibited by the 1940 Act from appointing new Trustees without shareholder approval. The election of the Nominees to the Board by shareholders would result in all of the Trustees of the Trust having been elected by shareholders, which would provide the Board with more flexibility when a future vacancy exists on the Board as a result of a Trustee’s retirement or resignation or otherwise or when the Board desires to expand the breadth and depth of the Board by adding one or more Trustees.

Q. Who are the Nominees to serve as Trustees?

A.  There are five Nominees for election to the Board of Trustees: Mses. Kathleen M. Hagerty and Lisa Polsky and Messrs. Roy Swan, Mark A. Zurack and John Howard. Each of Ms. Hagerty and Mr. Zurack is a current Trustee of the Trust who has not been elected by Fund shareholders. Each of Ms. Polsky and Mr. Swan is not a current Trustee but currently serves as a member of the Board’s Advisory Board. Mr. Howard is the Chief Executive Officer and President of the Trust.

1

Q. What is the required vote needed to elect each Nominee?

A.  Election of each Nominee requires a plurality of the votes cast at the Meeting by the shareholders of the Funds. Shareholders of the Funds vote together as a single class.

Q. Has the Board approved the proposal to elect the Nominees?

A.  Yes. The Board of Trustees of the Trust, four of the five of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (the “Disinterested Trustees”), has unanimously approved the proposal. After careful consideration, the Board of Trustees unanimously recommends that you vote FOR the proposal being presented to shareholders at the Meeting.

Q. Who is entitled to vote on the election of Trustees?

A.  All Fund shareholders of record as of the close of business on September 11, 2025 are eligible to vote on the election of Trustees and are urged to do so.

Q. What will happen if shareholders do not approve the proposal?

A.  If the proposal is not approved by shareholders of the Funds, the Board will take such action as it deems to be in the best interest of the Funds, including the resolicitation of shareholders.

Q. I only have a few shares. Why should I bother to vote?

A.  Each vote makes a difference. Your vote is needed to help ensure that the proposal can be acted upon. Voting promptly is also important. If we do not receive enough votes, we will have to re-solicit shareholders, which can be time consuming and may delay the Meeting. We encourage all shareholders to participate in the governance of the Trust.

Q. Are the Funds paying for preparation, printing and mailing of these proxy materials?

A.  Yes, each Fund will bear its pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement. Each Fund’s portion of the foregoing expenses is not subject to any cap or agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Q. Whom do I call if I have questions?

A.  If you need any assistance, or have any questions regarding the proposal or how to cast your vote, please contact the Funds at (866) 290-2688 during its business hours: Monday through Friday 9:00 a.m. to 8:00 p.m. (Eastern time).

Q. How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

•

By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal described above.

•	By Telephone: You may vote by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.
•

Via the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•	At the Meeting: Attend the Meeting and vote as described in the proxy statement.

If you plan to attend the Meeting, please note the following:

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If your shares in a Fund are registered in your name, you may attend and participate in the Meeting by registering at https://viewproxy.com/AQR/broadridgevsm/. To register, you will be required to enter your name, an email address, and the control number found on your proxy card. Requests for registration must be received no later than 5:00 pm (Eastern time) on November 12, 2025. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com or by following the instructions provided at the start of the meeting. You will need your control number to vote.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting you must register in advance of the Meeting. To register, you must first obtain a “legal proxy” from the applicable nominee/ record holder, who will then provide you with a newly-issued control number. We note that obtaining a legal proxy may take several days. Once you have obtained a new control number, you must visit https://viewproxy.com/AQR/broadridgevsm/ and submit your name and newly issued control number in order to register to participate in and vote at the Meeting. Requests for registration should be received no later than 5:00 p.m. (Eastern time) on November 7, 2025.

Q.  Will anyone contact me?

A.  You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

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AQR FUNDS

AQR ALTERNATIVE RISK PREMIA FUND

AQR CVX FUSION FUND

AQR DIVERSIFIED ARBITRAGE FUND

AQR DIVERSIFYING STRATEGIES FUND

AQR EMERGING MULTI-STYLE II FUND

AQR EQUITY MARKET NEUTRAL FUND

AQR GLOBAL EQUITY FUND

AQR INTERNATIONAL DEFENSIVE STYLE FUND

AQR INTERNATIONAL MOMENTUM STYLE FUND

AQR INTERNATIONAL MULTI-STYLE FUND

AQR LARGE CAP DEFENSIVE STYLE FUND

AQR LARGE CAP MOMENTUM STYLE FUND

AQR LARGE CAP MULTI-STYLE FUND

AQR LONG-SHORT EQUITY FUND

AQR LSE FUSION FUND

AQR MACRO OPPORTUNITIES FUND

AQR MANAGED FUTURES STRATEGY FUND

AQR MANAGED FUTURES STRATEGY HV FUND

AQR MS FUSION FUND

AQR MS FUSION HV FUND

AQR MULTI-ASSET FUND

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

AQR SMALL CAP MOMENTUM STYLE FUND

AQR SMALL CAP MULTI-STYLE FUND

AQR STYLE PREMIA ALTERNATIVE FUND

AQR TREND TOTAL RETURN FUND

One Greenwich Plaza, Suite 130

Greenwich, CT 06830

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, NOVEMBER 13, 2025

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the AQR Alternative Risk Premia Fund, AQR CVX Fusion Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Emerging Multi-Style II Fund, AQR Equity Market Neutral Fund, AQR Global Equity Fund, AQR International Defensive Style Fund, AQR International Momentum Style Fund, AQR International Multi-Style Fund, AQR Large Cap Defensive Style Fund, AQR Large Cap Momentum Style Fund, AQR Large Cap Multi-Style Fund, AQR Long-Short Equity Fund, AQR LSE Fusion Fund, AQR Macro Opportunities Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR MS Fusion Fund, AQR MS Fusion HV Fund, AQR Multi-Asset Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Small Cap Momentum Style Fund, AQR Small Cap Multi-Style Fund, AQR Style Premia Alternative Fund and AQR Trend Total Return Fund (each, a “Fund,” and together, the “Funds”), each a series of AQR Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, will be held on Thursday, November 13, 2025, at 10:00 a.m. (Eastern time). The Meeting will be held in a virtual format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link. The Meeting will be held for the following purposes:

1.	The election of five Trustees to the Board of Trustees of the Trust (the “Board” or “Board of Trustees”).

2.	The transaction of any other business that may properly be brought before the Meeting or any adjournments or postponements thereof.

1

The Board of Trustees has fixed the close of business on September 11, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The Fund encourages shareholders to take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees.

We would like to assure you of our commitment to ensuring that the Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Board and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Meeting at 9:30 a.m. (Eastern time) on Thursday, November 13, 2025, thirty minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions during the Meeting via the questions pane on the virtual meeting interface. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the Meeting by following the instructions provided at the start of the Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Meeting unless they have registered in advance to attend the Meeting, as described below.

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting by registering at https://viewproxy.com/AQR/broadridgevsm/. To register, you will be required to enter your name, an email address, and the control number found on your proxy card. Requests for registration must be received no later than 5:00 pm (Eastern time) on November 12, 2025. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com or by following the instructions provided at the start of the meeting. You will need your control number to vote.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting you must register in advance of the Meeting. To register, you must first obtain a “legal proxy” from the applicable nominee/ record holder, who will then provide you with a newly-issued control number. We note that obtaining a legal proxy may take several days. Once you have obtained a new control number, you must visit https://viewproxy.com/AQR/broadridgevsm/ and submit your name and newly issued control number in order to register to participate in and vote at the Meeting. Requests for registration should be received no later than 5:00 p.m. (Eastern time) on November 7, 2025.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact the Funds at (866) 290-2688 during its business hours: Monday through Friday 9:00 a.m. to 8:00 p.m. (Eastern time).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 13, 2025: This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.funds.aqr.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

2

By Order of the Board of Trustees.
/s/ Nicole DonVito
NICOLE DONVITO
Secretary of the Trust

Greenwich, Connecticut

Dated: September 15, 2025

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AQR FUNDS

AQR ALTERNATIVE RISK PREMIA FUND

AQR CVX FUSION FUND

AQR DIVERSIFIED ARBITRAGE FUND

AQR DIVERSIFYING STRATEGIES FUND

AQR EMERGING MULTI-STYLE II FUND

AQR EQUITY MARKET NEUTRAL FUND

AQR GLOBAL EQUITY FUND

AQR INTERNATIONAL DEFENSIVE STYLE FUND

AQR INTERNATIONAL MOMENTUM STYLE FUND

AQR INTERNATIONAL MULTI-STYLE FUND

AQR LARGE CAP DEFENSIVE STYLE FUND

AQR LARGE CAP MOMENTUM STYLE FUND

AQR LARGE CAP MULTI-STYLE FUND

AQR LONG-SHORT EQUITY FUND

AQR LSE FUSION FUND

AQR MACRO OPPORTUNITIES FUND

AQR MANAGED FUTURES STRATEGY FUND

AQR MANAGED FUTURES STRATEGY HV FUND

AQR MS FUSION FUND

AQR MS FUSION HV FUND

AQR MULTI-ASSET FUND

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

AQR SMALL CAP MOMENTUM STYLE FUND

AQR SMALL CAP MULTI-STYLE FUND

AQR STYLE PREMIA ALTERNATIVE FUND

AQR TREND TOTAL RETURN FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 13, 2025

PROXY STATEMENT

Introduction

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) of the AQR Funds (the “Trust”), a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), of which each of the AQR Alternative Risk Premia Fund, AQR CVX Fusion Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Emerging Multi-Style II Fund, AQR Equity Market Neutral Fund, AQR Global Equity Fund, AQR International Defensive Style Fund, AQR International Momentum Style Fund, AQR International Multi-Style Fund, AQR Large Cap Defensive Style Fund, AQR Large Cap Momentum Style Fund, AQR Large Cap Multi-Style Fund, AQR Long-Short Equity Fund, AQR LSE Fusion Fund, AQR Macro Opportunities Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR MS Fusion Fund, AQR MS Fusion HV Fund, AQR Multi-Asset Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Small Cap Momentum Style Fund, AQR Small Cap Multi-Style Fund, AQR Style Premia Alternative Fund and AQR Trend Total Return Fund (each, a “Fund,” and together, the “Funds”), is a series, to be voted at a special meeting of shareholders of the Funds (the “Meeting”). The Meeting is scheduled to be held on Thursday, November 13, 2025, at 10:00 a.m. (Eastern time) to vote on the proposal described in this Proxy Statement. The Meeting will be held in a virtual format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link. The approximate mailing date of this Proxy Statement is September 24, 2025.

The Board has fixed the close of business on September 11, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share of each class held. As of the Record Date, each Fund had the following number of outstanding shares:

Fund Name	Shares Outstanding
AQR Alternative Risk Premia Fund	25,503,762.720
AQR CVX Fusion Fund	1,679,924.781
AQR Diversified Arbitrage Fund	152,532,924.983
AQR Diversifying Strategies Fund	319,502,542.793
AQR Emerging Multi-Style II Fund	45,770,074.665
AQR Equity Market Neutral Fund	191,074,212.703
AQR Global Equity Fund	38,271,322.182
AQR International Defensive Style Fund	15,357,186.763
AQR International Momentum Style Fund	11,937,046.590
AQR International Multi-Style Fund	43,064,121.265
AQR Large Cap Defensive Style Fund	92,651,158.356
AQR Large Cap Momentum Style Fund	26,715,976.888
AQR Large Cap Multi-Style Fund	57,796,745.694
AQR Long-Short Equity Fund	303,363,476.505
AQR LSE Fusion Fund	906,470.896
AQR Macro Opportunities Fund	56,061,767.912
AQR Managed Futures Strategy Fund	240,627,236.800
AQR Managed Futures Strategy HV Fund	82,233,087.106
AQR MS Fusion Fund	1,892,840.522
AQR MS Fusion HV Fund	1,603,977.434
AQR Multi-Asset Fund	128,327,524.553
AQR Risk-Balanced Commodities Strategy Fund	96,591,082.283
AQR Small Cap Momentum Style Fund	6,346,418.574
AQR Small Cap Multi-Style Fund	6,734,235.618
AQR Style Premia Alternative Fund	190,695,411.583
AQR Trend Total Return Fund	4,699,050.077

Persons who, to the knowledge of the Fund, beneficially own more than five percent of the Fund’s outstanding shares as of July 31, 2025 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Even if you plan to attend the Meeting, please sign, date and return the proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal. If you authorize your proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at that Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted FOR the election of each nominee as a Trustee. Shareholders who execute a proxy may revoke that proxy at any time before the proxy is voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

We would like to assure you of our commitment to ensuring that the Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Board and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Meeting at 9:30 a.m. (Eastern time) on Thursday, November 13, 2025, thirty minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions during the Meeting via the questions pane on the virtual meeting interface. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the Meeting by following the instructions provided at the start of the Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Meeting unless they have registered in advance to attend the Meeting, as described below.

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting by registering at https://viewproxy.com/AQR/broadridgevsm/. To register, you will be required to enter your name, an email address, and the control number found on your proxy card. Requests for registration must be received no later than 5:00 pm (Eastern time) on November 12, 2025. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com or by following the instructions provided at the start of the meeting. You will need your control number to vote.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting you must register in advance of the Meeting. To register, you must first obtain a “legal proxy” from the applicable nominee/ record holder, who will then provide you with a newly-issued control number. We note that obtaining a legal proxy may take several days. Once you have obtained a new control number, you must visit https://viewproxy.com/AQR/broadridgevsm/ and submit your name and newly issued control number in order to register to participate in and vote at the Meeting. Requests for registration should be received no later than 5:00 p.m. (Eastern time) on November 7, 2025.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the AQR Funds at P.O. Box 219512, Kansas City, MO 64121-9512, or by calling toll free at (866) 290-2688.

Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact their Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

BACKGROUND

Description of the proposal

You are being asked to elect five nominees (collectively, the “Nominees”) to the Board of Trustees, three of whom do not currently serve as Trustees. The qualifications of the Nominees are set out below.

PROPOSAL 1. ELECTION OF TRUSTEES

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation, removal, retirement pursuant to the mandatory retirement age, if any, as set by the Trustees, declaration of incompetence by a court of appropriate jurisdiction, or death (as provided in the Trust’s Declaration of Trust). It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the five Nominees named below, unless the proxy contains contrary instructions.

The Nominees for election to the Board of Trustees are Mses. Kathleen M. Hagerty and Lisa Polsky and Messrs. Roy Swan, Mark A. Zurack and John Howard. Each of Ms. Kathleen M. Hagerty and Mr. Mark A. Zurack currently serves on the Board of Trustees but has not previously been elected by shareholders. Each of Mr. Roy Swan and Ms. Lisa Polsky is not a current Trustee but currently serves as a member of the Board’s Advisory Board (each, an “Advisory Board Member”). Mr. John Howard currently serves as Chief Executive Officer and President of the Trust.

Each of Messrs. Mark A. Zurack, Kathleen M. Hagerty and Roy Swan is not an “interested person” of the Trust (each, a “Disinterested Trustee Nominee”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Ms. Lisa Polsky is currently a non-management “interested person” of the Trust (the “Non-Management Interested Trustee Nominee”) based on her directorship at another company that is not an affiliate of the Adviser. Mr. John Howard is an “interested person” of the Trust (the “Interested Trustee Nominee”) because of his position with the Adviser.

Each of the Nominees was recommended for nomination for election by the Nominating and Governance Committee of the Board of Trustees. Each of the Nominees has consented to serve as a Trustee. The Board of Trustees knows of no reason why any of the Nominees will be unable to serve, but in the event any Nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such Nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

Nominees

Basic information concerning the Nominees is set forth below. The address of each Nominee is One Greenwich Plaza, Suite 130, Greenwich CT 06830.

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee	Other Present or Past Directorships Held by Nominee (during the past 5 years)

Disinterested Trustee Nominees[2]

Mark A. Zurack,	Trustee, since 2014	Professor, Columbia Business	40	Exchange Traded Concepts Trust (21 portfolios) (since 2011)

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee	Other Present or Past Directorships Held by Nominee (during the past 5 years)
M.B.A., CFA, 1957		School (since 2002)

Kathleen M. Hagerty, Ph.D., M.B.A., 1953	Trustee, since 2022	Provost (since 2020) and Associate Provost (2019-2020), Northwestern University; Interim Dean (2019-2020), Senior Associate Dean (2016-2019) and Professor (since 1984), Kellogg School of Management, Northwestern University	40	None

Roy Swan, 1964	Advisory Board Member, since May 2024	Head of Mission Investments, The Ford Foundation (since 2018)	N/A	Parnassus Funds and Parnassus Income Funds (8 funds) (since 2021); Freddie Mac (2024-2025); Varo Bank (2021-2023); Aequi Acquisition Corp. (2020-2023)

Non-Management Interested Trustee Nominee[3]

Lisa Polsky, 1956	Advisory Board Member, since May 2025	Corporate Board Service	N/A	Director, Pershing Square USA, Ltd. (since 2024); Director, HSBC North America Holdings, Inc. (since 2023); HSBC Bank USA, N.A. (since 2023); Director, MFA Financial Inc. (since 2020); Director, Vertex Holdco, Inc. (2021-2024); Trustee, Guardian Life - Variable Products Trust (2016-2022); Director, Deutsche Bank AG U.S. (2016-2021)

Interested Trustee Nominee[4]
John Howard, 1969	Chief Executive Officer and	Principal, Co-Chief Operating	N/A	N/A

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee	Other Present or Past Directorships Held by Nominee (during the past 5 years)
	President, since 2023	Officer and Head of US Wealth, AQR Capital Management, LLC (since 2011)

(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation, removal, retirement pursuant to the mandatory retirement age, if any, as set by the Trustees, or declaration of incompetence by a court of appropriate jurisdiction, as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Disinterested Trustees on a case-by-case basis, as appropriate. The table shows the time period for which each individual has served as Trustee, if applicable. There is no set term of office for Trustees.

(2)	A Disinterested Trustee Nominee is any Nominee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(3)

The Non-Management Interested Trustee Nominee is a Nominee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Ms. Polsky is currently an “interested person” of the Trust based on her directorship at another company that is not an affiliate of the Adviser. Ms. Polsky does not currently serve as an officer or employee of the Adviser or its affiliates or own any securities of the Adviser.

(4)

The Interested Trustee Nominee is a Nominee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Howard is an “interested person” of the Trust because of his position with the Adviser.

Qualifications of Nominees

Each Nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded, based on each Nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Nominees, that each Nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the Nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Nominee’s ability to perform his or her duties effectively may have been attained through the Nominee’s executive, business, consulting, public service and/or academic positions, and through experience from service as a Trustee of the Trust (and/or in other capacities), other mutual funds, public companies, non-profit entities or other organizations. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Nominee.

Disinterested Trustee Nominees

Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 40 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 22 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.

Kathleen M. Hagerty, Ph.D., M.B.A. Ms. Hagerty has served as Trustee of the Trust since 2022. Ms. Hagerty has more than 40 years of experience as a professor of finance at Northwestern University, holding many leadership positions within the Kellogg School of Management. She currently serves as the Provost of Northwestern University and holds the First Chicago Professorship in Finance at the Kellogg School of Management. Ms. Hagerty also has corporate governance experience serving on the board of a not-for-profit organization and having served as a member of the National Adjudicatory Council of the National Association of Security Dealers. She also has consulting experience providing derivatives training to various financial services firms.

Roy Swan. Mr. Swan has served as an Advisory Board Member since 2024. Mr. Swan has over 30 years of experience in investment management, banking, corporate finance, law and public policy. Since 2018, he has served as the head of Mission Investments at The Ford Foundation. He has extensive experience in various executive and other positions, including serving as President and Chief Operating Officer of Morgan Stanley Trust, co-head of Global Sustainable Finance at Morgan Stanley, Chief Financial Officer of Carver Federal Savings Bank, and Chief Investment Officer at Upper Manhattan Empowerment Zone. Mr. Swan began his career as a Financial Analyst in Mergers & Acquisitions at The First Boston Corporation followed by his role as a Mergers & Acquisitions lawyer at Skadden, Arps, Slate, Meagher & Flom LLP. He also has extensive corporate governance experience, including serving as a trustee of the Parnassus Funds and Parnassus Income Funds, as well as service on the boards of various not-for-profit organizations.

Non-Management Interested Trustee Nominee

Lisa Polsky. Ms. Polsky has served as an Advisory Board Member since 2025. Ms. Polsky has over 45 years of experience in asset management, risk management, and corporate governance. Ms. Polsky retired from CIT Group Inc. in 2015 as the Chief Risk Officer, where she worked closely with regulators to resolve regulatory issues and established a robust governance and risk framework. Prior to joining CIT Group, she held roles at Duff Capital Advisors, Jane Street Capital, and Morgan Stanley, and worked as an independent risk consultant. Ms. Polsky spent her early career at Bankers Trust developing its hedge fund business and at Citibank as a trader. She is in the Risk Management Hall of Fame, the Derivative Strategy Hall of Fame and is a Women’s Bond Club Merit Award winner and founding member of Women on Wall Street. Ms. Polsky has extensive corporate governance experience, including serving as a director of HSBC North America Holdings, Inc., HSBC Bank USA, N.A., Pershing Square USA, Ltd. and MFA Financial, Inc.

Interested Trustee Nominee

John Howard. Mr. Howard has served as Chief Executive Officer and President of the Trust since 2023. Mr. Howard is a Principal, Co-Chief Operating Officer and Head of US Wealth at the Adviser. Additionally, he is a longstanding member of the Adviser’s Executive Committee. Prior to joining the Adviser, Mr. Howard was the Chief Financial Officer of AllianceBernstein and the Chief Financial Officer of Knight Capital Group, where he held various senior financial positions, including group controller and Chief Financial Officer of Knight Equity Markets International Ltd. based in London. Mr. Howard began his career at PriceWaterhouseCoopers LLP, where he was a senior manager in the securities industry practice. He earned a B.S. in accounting from Lehigh University and is a Certified Public Accountant.

Specific details regarding each Nominee’s principal occupations during the past five years are included in the table above.

Ownership of Fund Shares

The dollar range of the shares in the Trust beneficially owned by each Nominee and Trustee and the aggregate dollar range of shares beneficially owned by them in the Fund Complex as of July 31, 2025 are set forth below.

Name of Nominee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
	Name of Fund	Dollar Range
Disinterested Trustees/Nominees

William L. Atwell, M.B.A.	AQR Small Cap Momentum Style Fund	Over $100,000	Over $100,000
	AQR Diversifying Strategies Fund	Over $100,000
Gregg D. Behrens, M.M.	AQR Managed Futures Strategy HV Fund	$10,001 - $50,000	Over $100,000
	AQR Style Premia Alternative Fund	$50,001 - $100,000
	AQR Large Cap Multi-Style Fund	$50,001 - $100,000
	AQR Equity Market Neutral Fund	$50,001 - $100,000
	AQR Long-Short Equity Fund	$50,001 - $100,000
Mark A. Zurack, M.B.A., CFA	AQR International Multi-Style Fund	$50,001 - $100,000	Over $100,000
	AQR Small Cap Multi-Style Fund	Over $100,000
Kathleen M. Hagerty, Ph.D., M.B.A.	AQR Style Premia Alternative Fund	Over $100,000	Over $100,000
Roy Swan	AQR Alternative Risk Premia Fund	$1 - $10,000	$50,000 - $100,000
	AQR Diversified Arbitrage Fund	$1 - $10,000
	AQR Diversifying Strategies Fund	$1 - $10,000
	AQR Emerging Multi-Style II Fund	$1 - $10,000
	AQR Equity Market Neutral Fund	$1 - $10,000
	AQR Global Equity Fund	$1 - $10,000
	AQR Macro Opportunities Fund	$1 - $10,000
	AQR International Defensive Style Fund	$1 - $10,000
	AQR International Momentum Style Fund	$1 - $10,000
	AQR International Multi-Style Fund	$1 - $10,000
	AQR Large Cap Defensive Style Fund	$1 - $10,000
	AQR Large Cap Momentum Style Fund	$1 - $10,000
	AQR Large Cap Multi-Style Fund	$1 - $10,000
	AQR Long-Short Equity Fund	$1 - $10,000
	AQR Managed Futures Strategy Fund	$1 - $10,000

Name of Nominee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
	Name of Fund	Dollar Range
	AQR Managed Futures Strategy HV Fund	$1 - $10,000
	AQR Multi-Asset Fund	$1 - $10,000
	AQR Risk-Balanced Commodities Strategy Fund	$1 - $10,000
	AQR Small Cap Momentum Style Fund	$1 - $10,000
	AQR Small Cap Multi-Style Fund	$1 - $10,000
	AQR Style Premia Alternative Fund	$1 - $10,000
	AQR Trend Total Return Fund	$1 - $10,000

Non-Management Interested Trustee Nominee

Lisa Polsky	N/A	None	None

Interested Trustees/Nominee

David Kabiller*, CFA	N/A	None	None
John Howard**	AQR Long-Short Equity Fund	Over $100,000	Over $100,000
	AQR Managed Futures Strategy HV Fund	Over $100,000
	AQR Style Premia Alternative Fund	Over $100,000

* Mr. Kabiller will cease serving as a Trustee effective as of the conclusion of the Meeting.

**The aggregate and per Fund dollar range of equity securities held by Mr. Howard in each Fund is reported as of September 9, 2025.

Ownership in Certain Entities

As of July 31, 2025, no Disinterested Trustee Nominee or Non-Management Interested Trustee Nominee, or his or her immediate family members, owned an interest, beneficially or of record, in the Adviser or ALPS Distributors, Inc., the Trust’s principal underwriter (the “Distributor”) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor, as applicable.

None of the Nominees has purchased or sold securities in an amount exceeding one percent of any class of the Adviser or its parents, or subsidiaries of either, since the beginning of each Fund’s most recently completed fiscal year. Each Fund’s fiscal year end is set out in Exhibit D and Exhibit E.

Fund Ownership of the Trustees and Officers

As of July 31, 2025, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

The Trustees and Officers of the Trust intend to vote in favor of each Nominee.

Compensation of Trustees and Certain Officers

Officers of the Trust and Trustees who are “interested persons” of the Trust, except for Non-Management Interested Trustees, do not receive any compensation from the Trust. Effective January 1, 2025, the annual retainer paid to Disinterested Trustees, Non-Management Interested Trustees and the Advisory Board Members is $195,000 per year, which includes four regularly scheduled quarterly Board meetings and up to four additional special meetings (the “Retainer Meetings”). The Disinterested Trustees, Non-Management Interested Trustees and the Advisory Board Members will receive $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairperson of the Board receives an annual retainer of $40,000, the Chairperson of the Audit Committee receives an annual retainer of $22,500 and the Chairperson of the Nominating and Governance Committee receives an annual retainer of $12,500. Prior to January 1, 2025, the annual retainer paid to Disinterested Trustees and the Advisory Board Members was $185,000 per year for the Retainer Meetings and $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairperson of the Board received an annual retainer of $40,000, the Chairperson of the Audit Committee received an annual retainer of $22,500 and the Chairperson of the Nominating and Governance Committee received an annual retainer of $12,500. All Trustees and the Advisory Board Members are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.

The table below shows the compensation that was paid to the Disinterested Trustees and Advisory Board Members for each Fund’s most recent fiscal year ended September 30, 2024 or December 31, 2024, as applicable. Each Fund’s fiscal year end is indicated in Exhibit D and Exhibit E.

COMPENSATION TABLE

Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust for the Fiscal Year Ended September 30, 2024	Aggregate Compensation from the Trust for the Fiscal Year Ended December 31, 2024
William L. Atwell, M.B.A., Disinterested Trustee, Chairperson of the Board	None	$225,000	$225,000

Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Audit Committee Chairperson*,	None	$185,000	$185,000

Gregg D. Behrens, M.M. Disinterested Trustee, Nominating and Governance Committee Chairperson	None	$197,500	$197,500

Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	None	$185,000	$185,000

Roy Swan, Advisory Board Member**	None	$77,083	$123,333

Lisa Polsky, Advisory Board Member***	None	N/A	N/A

L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson****	None	$207,500	$207,500

Name of Person, Position	Aggregate Compensation from the AQR Large Cap Multi-Style Fund	Aggregate Compensation from the AQR Small Cap Multi-Style Fund	Aggregate Compensation from the AQR International Multi-Style Fund	Aggregate Compensation from the AQR Emerging Multi-Style II Fund
William L. Atwell, M.B.A., Disinterested Trustee, Chairperson of the Board	$15,631	$1,643	$7,715	$7,036
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee, Audit Committee Chairperson*	$12,700	$1,366	$6,286	$5,736
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairperson	$13,616	$1,453	$6,733	$6,143
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$12,700	$1,366	$6,286	$5,736
Roy Swan, Advisory Board Member*	$5,179	$556	$2,589	$2,255
Lisa Polsky, Advisory Board Member**	N/A	N/A	N/A	N/A
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson****	$14,349	$1,522	$7,090	$6,468

Name of Person, Position	Aggregate Compensation from the AQR Large Cap Momentum Style Fund	Aggregate Compensation from the AQR Small Cap Momentum Style Fund	Aggregate Compensation from the AQR International Momentum Style Fund	Aggregate Compensation from the AQR Large Cap Defensive Style Fund
William L. Atwell, M.B.A., Disinterested Trustee, Chairperson of the Board	$9,314	$2,215	$3,169	$39,378
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee, Audit Committee Chairperson*	$7,582	$1,830	$2,602	$31,938
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairperson	$8,123	$1,950	$2,780	$34,263
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$7,582	$1,830	$2,602	$31,938
Roy Swan, Advisory Board Member*	$2,956	$683	$973	$11,601
Lisa Polsky, Advisory Board Member**	N/A	N/A	N/A	N/A
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit	$8,556	$2,047	$2,921	$36,123

Name of Person, Position	Aggregate Compensation from the AQR Large Cap Momentum Style Fund	Aggregate Compensation from the AQR Small Cap Momentum Style Fund	Aggregate Compensation from the AQR International Momentum Style Fund	Aggregate Compensation from the AQR Large Cap Defensive Style Fund
Committee Chairperson****

Name of Person, Position	Aggregate Compensation from the AQR International Defensive Style Fund	Aggregate Compensation from the AQR Global Equity Fund
William L. Atwell, M.B.A., Disinterested Trustee, Chairperson of the Board	$3,702	$5,085
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee, Audit Committee Chairperson*	$3,034	$4,155
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairperson	$3,243	$4,446
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,034	$4,155
Roy Swan, Advisory Board Member*	$1,144	$1,721
Lisa Polsky, Advisory Board Member**	N/A	N/A
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson****	$3,410	$4,678

Person, Position	Aggregate Compensation from the AQR Alternative Risk Premia Fund	Aggregate Compensation from the AQR Diversified Arbitrage Fund	Aggregate Compensation from the AQR Diversifying Strategies Fund	Aggregate Compensation from the AQR Equity Market Neutral Fund
William L. Atwell, M.B.A., Disinterested Trustee, Chairperson of the Board	$3,830	$26,683	$12,629	$8,549
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee, Audit Committee Chairperson*	$3,304	$21,835	$10,277	$7,133
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairperson	$3,469	$23,350	$11,012	$7,575
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,304	$21,835	$10,277	$7,133
Roy Swan, Advisory Board Member**	$2,162	$14,184	$7,826	$5,342
Lisa Polsky, Advisory Board Member***	N/A	N/A	N/A	N/A
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee,	$3,600	$24,562	$11,600	$7,929

Person, Position	Aggregate Compensation from the AQR Alternative Risk Premia Fund	Aggregate Compensation from the AQR Diversified Arbitrage Fund	Aggregate Compensation from the AQR Diversifying Strategies Fund	Aggregate Compensation from the AQR Equity Market Neutral Fund
Former Audit Committee Chairperson****

Name of Person, Position	Aggregate Compensation from the AQR Long-Short Equity Fund	Aggregate Compensation from the AQR Macro Opportunities Fund	Aggregate Compensation from the AQR Managed Futures Strategy Fund	Aggregate Compensation from the AQR Managed Futures Strategy HV Fund
William L. Atwell, M.B.A., Disinterested Trustee, Chairperson of the Board	$23,491	$3,040	$20,497	$3,991
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee, Audit Committee Chairperson*	$19,250	$2,664	$16,819	$3,435
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairperson	$20,575	$2,781	$17,968	$3,609
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$19,250	$2,664	$16,819	$3,435
Roy Swan, Advisory Board Member**	$13,863	$1,832	$10,911	$2,385
Lisa Polsky, Advisory Board Member***	N/A	N/A	N/A	N/A
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson****	$21,636	$2,875	$18,888	$3,747

Name of Person, Position	Aggregate Compensation from the AQR Multi-Asset Fund	Aggregate Compensation from the AQR Risk- Balanced Commodities Strategy Fund	Aggregate Compensation from the AQR Style Premia Alternative Fund	Aggregate Compensation from the AQR Trend Total Return Fund*****
William L. Atwell, M.B.A., Disinterested Trustee, Chairperson of the Board	$6,659	$8,206	$15,975	$1,535
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee, Audit Committee Chairperson*	$5,599	$6,853	$13,153	$1,443

Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairperson	$5,930	$7,276	$14,035	$1,472
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$5,599	$6,853	$13,153	$1,443
Roy Swan, Advisory Board Member**	$3,990	$4,756	$8,770	$945
Lisa Polsky, Advisory Board Member***	N/A	N/A	N/A	N/A
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson****	$6,195	$7,614	$14,740	$1,495

* Ms. Hagerty was appointed as Audit Committee Chairperson effective May 29, 2025.

** Mr. Swan was appointed as an Advisory Board Member effective May 1, 2024.

*** Ms. Polsky was appointed an Advisory Board Member effective May 29, 2025.

**** Mr. Moravy’s service on the Board ceased effective May 19, 2025.

***** Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged the Adviser, and for the AQR Diversified Arbitrage Fund, has also engaged AQR Arbitrage, LLC (the “Sub-Adviser”) to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser, the Sub-Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-Laws, and each Fund’s investment objectives and strategies. The Board is presently composed of five members, four of whom are Disinterested Trustees. The Board currently conducts regular in-person and virtual meetings and holds special virtual or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Advisory Board also assists with the oversight of the affairs of the Funds, but the Advisory Board Members do not have any power to vote on any matter presented to the Board of Trustees nor power to act on behalf of or otherwise bind the Board of Trustees or any committee of the Board of Trustees. The Disinterested Trustees also meet in executive session, at which no Trustees who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. William L. Atwell, a Disinterested Trustee, to serve as Chairperson of the Board. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Funds’ investment management and business affairs, and also by the Sub-Adviser with respect to the AQR Diversified Arbitrage Fund, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Sub-Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Sub-Adviser and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

The Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. David Kabiller, as an Interested Trustee, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. Information relating to the number of times the Board and each committee met during each Fund’s most recent fiscal year is set forth in Exhibit E. During each Fund’s most recent fiscal year, only the Disinterested Trustees attended at least 75% of the aggregate number of meetings of the Board and of each committee on which the Disinterested Trustees served.

Audit Committee. Kathleen M. Hagerty, Ph.D., M.B.A., serves as the Chairperson of the Audit Committee. The Audit Committee is required to meet at least twice a year and:

•	oversees the accounting, auditing and financial reporting processes of each of the Funds;

•	hires (and fires, if needed) the Funds’ independent registered public accounting firm (subject to the ratification of the Board of Trustees);

•

pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Funds;

•

reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;

•

receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;

•	considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and

•	investigates any improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting.

Nominating and Governance Committee. Gregg D. Behrens, M.M., serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:

•	reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;

•	reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;

•	undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and

•	meets with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures, and processes.

If there is a vacancy on the Board, the Nominating and Governance Committee will:

•	identify and evaluate potential candidates to fill any such vacancy on the Board;

•	select from among the potential candidates a nominee to be presented to the full Board for its consideration; and

•	recommend to the Board a nominee to fill any such vacancy.

When seeking suggestions for nominees to serve as disinterested trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.

Shareholder Approval

Election of each Trustee requires a plurality of the votes cast at the Meeting by the shareholders of the Funds. Shareholders of the Funds vote together as a single class.

Recommendation of the Board of Trustees:

The Board unanimously recommends that shareholders of the Fund vote “FOR” the election of each Nominee as a Trustee of the Trust.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation. The Trust will bear the costs of the proxy solicitation and each Fund will bear its pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement. Each Fund’s portion of the foregoing expenses is not subject to any cap or agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

In order to obtain the necessary quorum and vote at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview by representatives of the Funds, as well as by financial services firms or their representatives, who will receive no extra compensation for their services. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the shareholders, the chairperson of the Meeting or, if a shareholder vote is called, the shareholders who are present at the meetings, may adjourn the Meeting to permit further solicitation of proxies from shareholders. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 60 days after the original date of the Meeting. The Fund has retained Broadridge Financial Solutions, Inc., located at 51 Mercedes Way, Edgewood, NY 11717-8368, to assist in the solicitation and tabulation of proxies at a cost of approximately $690,420. As stated above, these costs will be borne by the Funds.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder may be asked to provide his or her full name, address, and certain other information and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum. The presence or representation by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the shares entitled to vote shall constitute a quorum of the Fund. Failure of a quorum to be present at the Meeting will necessitate adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the votes will be cast “FOR” each Nominee and other matters that properly come before the Meeting.

Assuming a quorum is present at the Meeting, approval of each Nominee will require the affirmative vote of a plurality of the votes cast at the Meeting by the shareholders of the Funds. Shareholders of the Funds vote together as a single class. The vote for each Nominee is on a Nominee-by-Nominee basis and is not cumulative.

Broker Non-Votes and Abstentions. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), in an election of Trustees of an investment company registered under the 1940 Act a broker member may authorize a proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to the proposal to elect the Nominees for Trustee, broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” each Nominee.

Other Matters. Under Delaware law, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters, acting in the best interests of the Fund.

Fiscal Year. The fiscal year end of each Fund is indicated in Exhibit D and Exhibit E.

Nominating and Governance Committee Charter. The Nominating and Governance Committee Charter is available in Exhibit A.

Security Ownership of Certain Beneficial Owners. The table in Exhibit B lists the persons who owned of record or beneficially 5% or more of the Fund’s/Class’s outstanding shares as of July 31, 2025.

Information about AQR Capital Management, LLC. The Adviser, AQR Capital Management, LLC, One Greenwich Plaza, Suite 130, Greenwich, CT 06830, serves as the investment adviser to each Fund pursuant to an investment advisory contract entered into by the Trust, on behalf of each Fund (together, the “Advisory Agreements”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each of the Funds’ investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser.

The Adviser also serves as the investment adviser to each of the AQR Alternative Risk Premia Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Alternative Risk Premia Fund; the AQR CVX Fusion Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR CVX Fusion Fund; the AQR Macro

Opportunities Offshore Fund Ltd. (formerly known as the AQR Global Macro Offshore Fund Ltd.), a wholly-owned and controlled subsidiary of the AQR Macro Opportunities Fund; the AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy Fund; the AQR Managed Futures Strategy HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy HV Fund; the AQR Multi-Asset Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Asset Fund; the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy Fund; the AQR Style Premia Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Style Premia Alternative Fund; and the AQR Trend Total Return Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Trend Total Return Fund; each organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary”), pursuant to a separate investment advisory agreement with each Subsidiary. The Adviser does not receive additional compensation for its management of each Subsidiary.

The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Members of AQR Holdings.

Trustees and Officers of AQR Funds. The name, address, position, principal occupations during the past five years, number of portfolios in Fund Complex overseen and other directorships held during the past five years of the current Trustees of the Trust, other than Ms. Kathleen Hagerty and Mr. Mark Zurack who are Nominees, and the name, address, position and principal occupations during the past five years of the principal executive officers of the Trust, other than Mr. John Howard who is a Nominee, are listed in Exhibit C.

Attendance of Trustees at Shareholders’ Meetings. None of the Funds currently has a formal policy regarding Trustees’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Trustees were elected during its last fiscal year.

Independent Registered Public Accounting Firm. Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit D.

Administrator. The administrator for the Funds is JPMorgan Chase Bank, N.A., located at 70 Fargo Street, Boston, Massachusetts 02210.

Distributor. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Funds’ distributor.

Transfer Agent. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, has been retained to serve as the Funds’ transfer agent and dividend disbursing agent.

Shareholder Report Delivery. Each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to any shareholder upon request. Such requests should be directed to the attention of the Fund at AQR Funds at P.O. Box 219512, Kansas City, MO 64121-9512, or by calling toll free at (866) 290-2688. A copy will also be available on https://funds.aqr.com/fund-documents.

Delivery of Proxy Materials. A single Proxy Statement and Notice of Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless a Fund has received contrary instructions from one or more shareholders. Each Fund will furnish, without charge, upon request, a separate copy of the Proxy Statement and Notice of Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of the Proxy Statement and Notice of Special Meeting of Shareholders may contact a Fund in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention the Funds by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.during its business hours: Monday through Friday 9:00 a.m. to 8:00 p.m. (Eastern time).

Shareholder Proposals. Neither the Trust nor the Funds are required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2025. The Board will call a special meeting of shareholders of the Trust or Funds only if required under the 1940 Act or in their discretion or upon the written request of shareholders holding at least ten percent (10%) of the outstanding shares of the Trust entitled to vote at such meeting.

Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Company Secretary at: One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830, Attention: Nicole DonVito, Secretary, referencing the name of the Fund. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Communications with the Board. Shareholders of a Fund who wish to send communications to the Board or a specified Trustee should submit the communication in writing to the attention of the Trust Secretary at: One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830, Attention: Nicole DonVito, Secretary, identifying the correspondence as intended for the Board or a specified Trustee.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Trustees.
/s/ Nicole DonVito
NICOLE DONVITO
Secretary AQR Funds

Dated: September 15, 2025

Exhibit A

AQR Funds Policies & Procedures	Nominating and Governance Committee Charter
ADOPTED: January 06, 2009

AQR FUNDS: NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Committee Membership

The Nominating and Governance Committee (“Committee”) shall be composed exclusively of members of the Board of Trustees (“Board”) of the AQR Funds (“Trust”) who would not be deemed “interested person[s]” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (“Independent Trustees”). Each series of the Trust is referred to herein as a “Fund,” and collectively the “Funds.”

II.	Appointment of Committee Chairman

Once constituted, the Committee shall appoint one of its members to serve as the Chairman of the Committee (“Chairman”) to serve until such time that he or she resigns from such position, is no longer a member of the Committee or is removed by a majority vote of the members of the Committee or the Independent Trustees. The Committee shall promptly appoint a replacement to fill any vacancy in the position of Chairman.

III.	Purpose of the Committee

The purposes of the Committee are to:

1.	Consider and nominate to the Board candidates for membership on the Board;

2.	Make recommendations to the Board as to the composition of the Board and any constituent committees of the Board;

3.	Review and assess the adequacy of the Board’s governance practices and make recommendations as to any appropriate changes;

4.	Review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; and

5.	Undertake periodically to coordinate and facilitate self-assessments of the Board and committees of the Board and recommend improvements, as appropriate.

IV.	Board Nominations

In the event of any vacancies on the Board, including due to increasing the size of the Board, the Committee shall be responsible for the following:

1.	Identifying and evaluating potential candidates to fill any such vacancy on the Board;

2.	Selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and

3.	Recommending to the Board a nominee to fill any such vacancy.

When seeking suggestions for nominees to serve as Independent Trustees, the Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an interested trustee, the Committee will consider the views and recommendation of the investment adviser of the Funds. The Committee will not normally consider Trustee nominations submitted by shareholders.

A.	Minimum Qualifications of Nominees

1.	To qualify as a nominee for the Board, individuals, at the time of nomination, should:

a.

Have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders;

b.

Have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant;

c.	Have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security;

d.

Not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and

e.	Not cause the Funds, as determined by the Committee in consultation with counsel to the Independent Trustees, to be in violation of or not in compliance with:

i.	Any applicable law, regulation or regulatory interpretation;

ii.	The applicable Fund’s organizational documents; or

iii.	Any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of the Board that is to be comprised of Independent Trustees.

B.	Evaluation of Independence

The Committee shall evaluate the qualifications of candidates, and, in the case of candidates for Independent Trustee positions, their independence from any investment adviser or other principal service provider to the Funds. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee (e.g., business, financial or family relationships with an investment adviser or other service provider to a Fund). A candidate for an Independent Trustee position may not be an “interested person” of the Funds, or the Funds’ investment adviser or principal underwriter, within the meaning of the 1940 Act.

C.	Additional Qualifications

In assessing the qualifications of a potential candidate for membership on the Board as an Independent Trustee, the Committee may consider the candidate’s potential contribution in terms of experience and background to the operation of the Board and its committees; the candidate’s other commitments and the impact such commitments may have to his/her service to a Fund; whether the candidate could qualify as an “audit committee financial expert” (“ACFE”); whether the candidate’s background, experience and skills will contribute to the diversity of the Board; and any such other factors as it may deem relevant.

D.	Means of Evaluating Candidates

1.

In evaluating a nominee candidate, the Committee may interview the nominee candidate and any references offered by the nominee candidate, and may use such other legal means as it deems helpful and appropriate. The Committee may also engage one or more third parties to conduct reference and background inquiries on nominee candidates. The Committee may also consult with the interested Trustees of the Trust and such other persons as the Committee deems appropriate.

2.

Each nominee candidate will be asked to complete an eligibility questionnaire that requests such information as may be necessary to determine the individual’s eligibility to serve as a Trustee, his or her status as an “interested person” of the Funds, and his or her relationship with the Funds and the Funds’ service providers, and any other facts that may be required to be disclosed in filings to be made with the Securities and Exchange Commission.

V.	Corporate Governance

In addition to the Committee’s responsibilities related to the composition of the Board and the Board nomination process discussed herein, the Committee periodically shall:

1.

Review, discuss, and make recommendations to the Board relating to those matters that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and overseeing the management of the Funds. These may include, but are not limited to, matters relating to:

a.	Activities of members of the Board, including

i.	Guidelines relating to ownership of shares of the Funds by Independent Trustees;

ii.	Continuing education for members of the Board;

iii.	Activities that may create the appearance of a conflict of interest for the Independent Trustees; and

iv.	Identification of practices to enhance the effectiveness of the Board.

b.	Meetings of the Board, including:

i.	Frequency of meetings of the Board; and

ii.	Board meeting attendance.

c.	Role of the Independent Trustees, including:

i.	The ability of the Independent Trustees to request and obtain certain information from management of the Funds, the investment adviser(s) of the Funds and other service providers for the Funds; and

ii.	Limitations on the ability of the Independent Trustees to take actions on behalf of the Board or to function in a manner that is independent of the full Board or the investment adviser(s).

d.	Setting of compensation for the Independent Trustees for:

i.	Services as members of the Board;

ii.	Activities as chairperson of the Board; and

iii.	Activities as chairpersons and members of each committee of the Board.

e.	Relationship between the Board and management, including:

i.	Oversight of and communication with management; and

ii.	Discussion with management regarding management’s succession planning for key persons in Fund management and extraordinary investor communications.

2.

Make recommendations to the Independent Trustees of the Board regarding the selection and retention of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act.

3.

Nominate members of committees of the Board and periodically shall review committee assignments. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

4.

Review shareholder correspondence to the Board periodically and determine how to respond. Shareholders wishing to send communications to any of the Board or specific members of the Board will be directed to submit communications only in written form. All such shareholder communications should be sent to the attention of the Trust’s Secretary at the offices of the Trust, Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830, in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. Other Board members will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

5.	Review matters related to the appointment of officers of the Trust as deemed necessary by the Committee.

In carrying out these responsibilities, the Committee shall consult with management of the Trust, the chief compliance officer of the Trust, counsel and other consultants, as appropriate, to discuss legal, regulatory and business issues that are affecting or are expected to affect the mutual fund industry and fund governance with a view to recommending changes to the Board’s and the Trust’s governance practices, as appropriate.

VI.	Other Powers and Responsibilities

1.

The Committee shall recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities; The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. In the event of a resignation or other event that causes the Board not to have an ACFE, the Committee will seek to identify and evaluate nominee candidates and recommend a nominee to the Board who, if appointed to the Board, would qualify as an ACFE.

2.	The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

3.

The Committee is authorized to consult with counsel to the Funds or to the Independent Trustees, as appropriate, concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees and to retain at the Funds’ expense and receive the advice and assistance of such additional experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter.

4.

The Committee will periodically review the provisions of this Charter and recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

VII.	Reporting

At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.

VIII.	Meetings

A majority of the members of the Committee must be present in order to constitute a quorum for the transaction of the Committee’s business. The Committee will hold, whether in person or by telephone conference, such regular or special meetings, pursuant to such notice as it may determine in its discretion. The Committee may also act by written consent to action without a meeting, as permitted by the Funds’ organizational documents. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of the Funds.

IX.	Limitation of Responsibilities

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Funds’ management, advisers or other service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

ADOPTED: JANUARY 6, 2009

LAST REVISED: NOVEMBER 10, 2016

Exhibit B

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   As of July 31, 2025, to each Fund’s knowledge, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a Fund’s shares. John Huss, a portfolio manager to certain Funds, and AQR Capital Management Holdings, LLC intend to vote in favor of each Nominee. Given the large ownership of these individuals, their votes in favor of each Nominee can affect the outcome of the votes.

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR ALTERNATIVE RISK PREMIA FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5169119.3990000002	41.12%
AQR ALTERNATIVE RISK PREMIA FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	4515740.324	35.92%
AQR ALTERNATIVE RISK PREMIA FUND - I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1798634.0390000001	14.31%
AQR ALTERNATIVE RISK PREMIA FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	741630.83799999999	55.06%
AQR ALTERNATIVE RISK PREMIA FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	491221.47399999999 36.47	36.47%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR ALTERNATIVE RISK PREMIA FUND - R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7553756.3059999999	66.01%
AQR ALTERNATIVE RISK PREMIA FUND - R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	3727562.3300000001	32.57%
AQR CVX FUSION FUND - I	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	50000	48.24%
AQR CVX FUSION FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	25446.183000000001	24.55%
AQR CVX FUSION FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	25270.331999999999	24.38%
AQR CVX FUSION FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	286397.05800000002	72.29%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR CVX FUSION FUND - N	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	5000	12.62%
AQR CVX FUSION FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	35657.663999999997	9.00%
AQR CVX FUSION FUND - R6	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	1048341.232	100.00%
AQR DIVERSIFIED ARBITRAGE FUND- I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	22682371.636999998	27.22%
AQR DIVERSIFIED ARBITRAGE FUND- I	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20610003.287999999	24.73%
AQR DIVERSIFIED ARBITRAGE FUND- I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	15431283.370999999	18.52%
AQR DIVERSIFIED ARBITRAGE FUND- I	MORGAN STANLEY & CO.,INCORPORATED MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12	5727226.8109999998	6.87%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	NEW YORK NY 10004-1965
AQR DIVERSIFIED ARBITRAGE FUND- I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS MO 63103-2523	5505482.3530000001	6.61%
AQR DIVERSIFIED ARBITRAGE FUND- I	MSCS FINANCIAL SERVICES, LLC MAC & CO 822440 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	4876540.1380000003	5.85%
AQR DIVERSIFIED ARBITRAGE FUND- N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	1549570.6340000001	55.92%
AQR DIVERSIFIED ARBITRAGE FUND- N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	714631.48300000001	25.79%
AQR DIVERSIFIED ARBITRAGE FUND- N	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	145273.326	5.24%
AQR DIVERSIFIED ARBITRAGE FUND- R6	AQR DIVERSIFYING STRATEGIES FUND 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-6353	37501247.509000003	59.77%
AQR DIVERSIFIED ARBITRAGE FUND- R6	MERRILL LYNCH, PIERCE, FENNER &	17366340.741999999	27.68%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
AQR DIVERSIFIED ARBITRAGE FUND- R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5610405.7290000003	8.94%
AQR DIVERSIFYING STRATEGIES FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	65513393.152999997	27.46%
AQR DIVERSIFYING STRATEGIES FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	60052471.946999997	25.17%
AQR DIVERSIFYING STRATEGIES FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	43956248.248000003	18.43%
AQR DIVERSIFYING STRATEGIES FUND - I	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	37009538.354999997	15.51%
AQR DIVERSIFYING STRATEGIES FUND - I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14769962.123	6.19%
AQR DIVERSIFYING STRATEGIES FUND - I	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS	12798246.845000001	5.37%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102
AQR DIVERSIFYING STRATEGIES FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	10932614.573999999	63.88%
AQR DIVERSIFYING STRATEGIES FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	5050129.1720000003	29.51%
AQR DIVERSIFYING STRATEGIES FUND - R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	32574489.818999998	67.69%
AQR DIVERSIFYING STRATEGIES FUND - R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	11308992.381999999	23.50%
AQR DIVERSIFYING STRATEGIES FUND - R6	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	3230192.7790000001	6.71%
AQR EQUITY MARKET NEUTRAL FUND- I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST	29369154.901000001	29.41%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	SAN FRANCISCO CA 94104-4141
AQR EQUITY MARKET NEUTRAL FUND- I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	24028930.357999999	24.06%
AQR EQUITY MARKET NEUTRAL FUND- I	MORGAN STANLEY & CO.,INCORPORATED MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	14388737.522	14.41%
AQR EQUITY MARKET NEUTRAL FUND- I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12811588.101	12.83%
AQR EQUITY MARKET NEUTRAL FUND- I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	7131982.46	7.14%
AQR EQUITY MARKET NEUTRAL FUND- I	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102	6432573.0039999997	6.44%
AQR EQUITY MARKET NEUTRAL FUND- N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5236823.1689999998	44.83%
AQR EQUITY MARKET NEUTRAL FUND- N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	4307785.8729999997	36.87%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010
AQR EQUITY MARKET NEUTRAL FUND- N	VANGUARD MARKETING CORPORATION VANGUARD BROKERAGE SERVICES BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331	974168.63699999999	8.34%
AQR EQUITY MARKET NEUTRAL FUND-R6	AQR DIVERSIFYING STRATEGIES FUND 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-6353	68416060.401999995	97.83%
AQR LONG-SHORT EQUITY FUND- I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	50301973.883000001	19.40%
AQR LONG-SHORT EQUITY FUND- I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	36555211.618000001	14.10%
AQR LONG-SHORT EQUITY FUND- I	MORGAN STANLEY & CO.,INCORPORATED MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	34108486.465000004	13.15%
AQR LONG-SHORT EQUITY FUND- I	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	32342578.269000001	12.47%
AQR LONG-SHORT EQUITY FUND- I	NATIONAL FINANCIAL SERVICES,LLC	31710847.164000001	12.23%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010
AQR LONG-SHORT EQUITY FUND- I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS MO 63103-2523	26031355.495999999	10.04%
AQR LONG-SHORT EQUITY FUND- I	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102	20061595.460000001	7.74%
AQR LONG-SHORT EQUITY FUND- N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	9379286.6919999998	47.76%
AQR LONG-SHORT EQUITY FUND- N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7507827.1030000001	38.23%
AQR LONG-SHORT EQUITY FUND- N	VANGUARD MARKETING CORPORATION VANGUARD BROKERAGE SERVICES BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331	1005521.907	5.12%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR LONG-SHORT EQUITY FUND- R6	INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA, STE 202 GREENWICH CT 06830-5576	1312653.2209999999	56.11%
AQR LONG-SHORT EQUITY FUND- R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	339900.90600000002	14.53%
AQR LONG-SHORT EQUITY FUND- R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	239706.761	10.25%
AQR LONG-SHORT EQUITY FUND- R6	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	125556.492	5.37%
AQR LSE FUSION FUND - I	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	50000	99.98%
AQR LSE FUSION FUND - N	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	50000	62.94%
AQR LSE FUSION FUND - N	VANGUARD MARKETING CORPORATION VANGUARD BROKERAGE SERVICES BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331	12865.777	16.20%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR LSE FUSION FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	10438.404	13.14%
AQR LSE FUSION FUND – R6	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA STE 130 GREENWICH CT 06830-2748	50000	100.00%
AQR MACRO OPPORTUNITIES FUND- I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	1236492.9240000001	40.91%
AQR MACRO OPPORTUNITIES FUND- I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	1105280.639	36.57%
AQR MACRO OPPORTUNITIES FUND- I	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102	291547.56099999999	9.65%
AQR MACRO OPPORTUNITIES FUND- I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	291321.29800000001	9.64%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR MACRO OPPORTUNITIES FUND- N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	89457.664999999994	37.28%
AQR MACRO OPPORTUNITIES FUND- N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	87955.441999999995	36.65%
AQR MACRO OPPORTUNITIES FUND- N	INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA, STE 202 GREENWICH CT 06830-5576	40852.951000000001	17.02%
AQR MACRO OPPORTUNITIES FUND - R6	AQR DIVERSIFYING STRATEGIES FUND 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-6353	49050845.077	99.96%
AQR MANAGED FUTURES STRATEGY FUND - I	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	44029710.658	21.22%
AQR MANAGED FUTURES STRATEGY FUND - I	MORGAN STANLEY & CO.,INCORPORATED MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	34546460.895999998	16.65%
AQR MANAGED FUTURES STRATEGY FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4	30765564.250999998	14.83%

and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010
AQR MANAGED FUTURES STRATEGY FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	23030598.397999998	11.10%
AQR MANAGED FUTURES STRATEGY FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	18018280.087000001	8.68%
AQR MANAGED FUTURES STRATEGY FUND - I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12728480.419	6.13%
AQR MANAGED FUTURES STRATEGY FUND - I	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102	12060609.454	5.81%
AQR MANAGED FUTURES STRATEGY FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	2632611.8689999999	37.80%
AQR MANAGED FUTURES STRATEGY FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	2187448.3480000002	31.41%
AQR MANAGED FUTURES STRATEGY FUND - N	VANGUARD MARKETING CORPORATION VANGUARD BROKERAGE SERVICES	504944.201	7.25%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331
AQR MANAGED FUTURES STRATEGY FUND - N	MORGAN STANLEY & CO.,INCORPORATED MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	453730.49300000002	6.52%
AQR MANAGED FUTURES STRATEGY FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7669997.0350000001	37.30%
AQR MANAGED FUTURES STRATEGY FUND – R6	PNC BANK, N.A. SAXON & CO. FBO PO BOX 94597 CLEVELAND OH 44101-4597	4887146.1579999998	23.77%
AQR MANAGED FUTURES STRATEGY FUND – R6	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533	4377644.3140000002	21.29%
AQR MANAGED FUTURES STRATEGY FUND – R6	MSCS FINANCIAL SERVICES, LLC SEI PRIVATE TRUST C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	1208605.9350000001	5.88%
AQR MANAGED FUTURES STRATEGY HV FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8761143.1779999994	42.29
AQR MANAGED FUTURES STRATEGY HV FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4	4386060.1950000003	21.17%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010
AQR MANAGED FUTURES STRATEGY HV FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	3155451.6800000002	15.23%
AQR MANAGED FUTURES STRATEGY HV FUND - I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2207715.247	10.66%
AQR MANAGED FUTURES STRATEGY HV FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	594154.68200000003	44.02%
AQR MANAGED FUTURES STRATEGY HV FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	250789.929	18.58%
AQR MANAGED FUTURES STRATEGY HV FUND - N	VANGUARD MARKETING CORPORATION VANGUARD BROKERAGE SERVICES BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331	180845.92300000001	13.40%
AQR MANAGED FUTURES STRATEGY HV FUND - N	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	110398.848	8.18%
AQR MANAGED FUTURES STRATEGY HV FUND - N	INTERACTIVE BROKERS LLC 2 PICKWICK PLZ STE 202 GREENWICH CT 06830-5576	95549.251000000004	7.08%
AQR MANAGED FUTURES STRATEGY HV FUND - N	MERRILL LYNCH, PIERCE, FENNER &	76975.163	5.70%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
AQR MANAGED FUTURES STRATEGY HV FUND – R6	AQR DIVERSIFYING STRATEGIES FUND 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-6353	55009777.505999997	95.07%
AQR MS FUSION FUND - I	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	50000	67.08%
AQR MS FUSION FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	24538.986000000001	32.92%
AQR MS FUSION FUND - N	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	50000	61.74%
AQR MS FUSION FUND - N	INTERACTIVE BROKERS LLC 2 PICKWICK PLZ STE 202 GREENWICH CT 06830-5576	24205.077000000001	29.89%
AQR MS FUSION FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	6777.4799999999996	8.37%
AQR MS FUSION FUND – R6	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	1627512.8999999999	100.00%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR MS FUSION HV FUND - I	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-2748	50000	36.24%
AQR MS FUSION HV FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	41540.129000000001	30.11%
AQR MS FUSION HV FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	31446.544999999998	22.79%
AQR MS FUSION HV FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	14990.867	10.86%
AQR MS FUSION HV FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	400069.57699999999	72.05%
AQR MS FUSION HV FUND - N	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA STE 130 GREENWICH CT 06830-2748	50000	9.00%
AQR MS FUSION HV FUND - N	INTERACTIVE BROKERS LLC 2 PICKWICK PLZ STE 202 GREENWICH CT 06830-5576	46160.127	8.31%
AQR MS FUSION HV FUND - N	VANGUARD MARKETING CORPORATION	34945.214	6.29%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	VANGUARD BROKERAGE SERVICES BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331
AQR MS FUSION HV FUND - R6	AQR CAPITAL MANAGEMENT HOLDINGS,LLC 1 GREENWICH PLAZA STE 130 GREENWICH CT 06830-2748	471251.68800000002	100.00%
AQR MULTI-ASSET FUND - I	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6675531.4479999999	39.60%
AQR MULTI-ASSET FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	4265354.8739999998	25.30%
AQR MULTI-ASSET FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	1916507.398	11.37%
AQR MULTI-ASSET FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	1667436.0079999999	9.89%
AQR MULTI-ASSET FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	770298.65500000003	54.72%
AQR MULTI-ASSET FUND - N	CHARLES SCHWAB & CO INC	309813.62	22.01%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141
AQR MULTI-ASSET FUND - N	J.P. MORGAN SECURITIES LLC. OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR 3RD MUTUAL FUND DEPT BROOKLYN NY 11245-0003	100014.10400000001	7.11%
AQR MULTI-ASSET FUND - N	VANGUARD MARKETING CORPORATION VANGUARD BROKERAGE SERVICES BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331	82255.956000000006	5.84%
AQR MULTI-ASSET FUND – R6	AQR DIVERSIFYING STRATEGIES FUND 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-6353	106443940.22499999	99.48%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	15980050.805	21.40%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND - I	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102	14020682.09	18.78%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	12498050.208000001	16.74%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR RISK-BALANCED COMMODITIES STRATEGY FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12279838.976	16.45%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND - I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7854321.6749999998	10.52%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND - I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4354716.8870000001	5.83%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	4126470.693	62.30%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	2094979.4110000001	31.63%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8655682.0629999992	80.90%
AQR RISK-BALANCED COMMODITIES STRATEGY FUND – R6	MSCS FINANCIAL SERVICES, LLC MATRIX TRUST COMPANY CUST FBO	543329.28700000001	5.08%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	7COMPRESSION 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304
AQR STYLE PREMIA ALTERNATIVE FUND – I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	34526831.553000003	38.94%
AQR STYLE PREMIA ALTERNATIVE FUND – I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	21791873.173999999	24.58%
AQR STYLE PREMIA ALTERNATIVE FUND – I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10739779.513	12.11%
AQR STYLE PREMIA ALTERNATIVE FUND – I	MORGAN STANLEY & CO.,INCORPORATED MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8621770.7890000008	9.72%
AQR STYLE PREMIA ALTERNATIVE FUND – N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	3207215.145	43.53%
AQR STYLE PREMIA ALTERNATIVE FUND – N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4	2343268.5240000002	31.81%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010
AQR STYLE PREMIA ALTERNATIVE FUND – N	VANGUARD MARKETING CORPORATION VANGUARD BROKERAGE SERVICES BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331	605283.30900000001	8.22%
AQR STYLE PREMIA ALTERNATIVE FUND – R6	AQR DIVERSIFYING STRATEGIES FUND 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-635	61320657.575000003	69.54%
AQR STYLE PREMIA ALTERNATIVE FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	15434839.847999999	17.50%
AQR STYLE PREMIA ALTERNATIVE FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	10100353.632999999	11.45%
AQR TREND TOTAL RETURN FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	1708969.574	65.01%
AQR TREND TOTAL RETURN FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	567265.98999999999	21.58%
AQR TREND TOTAL RETURN FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4	222075.378	8.45%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010
AQR TREND TOTAL RETURN FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	1170974.138	58.39%
AQR TREND TOTAL RETURN FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	575491.10600000003	28.70%
AQR TREND TOTAL RETURN FUND – R6	JOHN J HUSS AQR CAPITAL MANAGEMENT LLC 1 GREENWICH PLAZA, STE 130 GREENWICH CT 06830-635	1692.171	100.00%
AQR EMERGING MULTI-STYLE II FUND - I	RELIANCE TRUST COMPANY FBO FIDUCIARY TRUST C/R PO BOX 570788 ATLANTA GA 30357-3114	3655281.7450000001	49.29%
AQR EMERGING MULTI-STYLE II FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	2521147.6779999998	34.00%
AQR EMERGING MULTI-STYLE II FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	831811.61100000003	11.22%
AQR EMERGING MULTI-STYLE II FUND - N	NATIONAL FINANCIAL SERVICES,LLC	173377.685	71.41%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010
AQR EMERGING MULTI-STYLE II FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	34506.284	14.21%
AQR EMERGING MULTI-STYLE II FUND - N	INTERACTIVE BROKERS LLC 2 PICKWICK PLZ STE 202 GREENWICH CT 06830-5576	29013.669999999998	11.95%
AQR EMERGING MULTI-STYLE II FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	29275085.874000002	76.48%
AQR EMERGING MULTI-STYLE II FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7759202.591	20.27%
AQR GLOBAL EQUITY FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	1101679.2579999999	37.43%
AQR GLOBAL EQUITY FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	963734.30700000003	32.74%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR GLOBAL EQUITY FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	449679.49699999997	15.28%
AQR GLOBAL EQUITY FUND - I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	330880.40100000001	11.24%
AQR GLOBAL EQUITY FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	914508.39500000002	58.49%
AQR GLOBAL EQUITY FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	469328.91800000001	30.02%
AQR GLOBAL EQUITY FUND - N	J.P. MORGAN SECURITIES LLC. OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR 3RD MUTUAL FUND DEPT BROOKLYN NY 11245-0003	131265.30900000001	8.40%
AQR GLOBAL EQUITY FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	23843679.728	70.84%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR GLOBAL EQUITY FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	7021500.6780000003	20.86%
AQR GLOBAL EQUITY FUND – R6	NORTHERN TRUST AS TRUSTEE FBO IDAHO NATIONAL LABRATORY EMPLOYEE RETIREMENT PLAN ACCT PO BOX 92956 CHICAGO IL 60675-2956	2660050.9210000001	7.90%
AQR INTERNATIONAL DEFENSIVE STYLE FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	1888506.6899999999	67.97%
AQR INTERNATIONAL DEFENSIVE STYLE FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	485795.054	17.49%
AQR INTERNATIONAL DEFENSIVE STYLE FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	118117.431	68.73%
AQR INTERNATIONAL DEFENSIVE STYLE FUND - N	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST	34331.760999999999	19.98%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	SAN FRANCISCO CA 94104-4141
AQR INTERNATIONAL DEFENSIVE STYLE FUND - N	VANGUARD MARKETING CORPORATION VANGUARD BROKERAGE SERVICES BIN: 100 VANGUARD BLVD MALVERN PA 19355-2331	10972.771000000001	6.38%
AQR INTERNATIONAL DEFENSIVE STYLE FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	10284569.857999999	81.57%
AQR INTERNATIONAL DEFENSIVE STYLE FUND – R6	MSCS FINANCIAL SERVICES, LLC SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ID ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE	1566927.9169999999	12.43%
AQR INTERNATIONAL MOMENTUM STYLE FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	4700111.7869999995	70.25%
AQR INTERNATIONAL MOMENTUM STYLE FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	806057.42099999997	12.05%
AQR INTERNATIONAL MOMENTUM STYLE FUND - I	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102	732483.37300000002	10.95%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR INTERNATIONAL MOMENTUM STYLE FUND – N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	165466.28899999999	50.79%
AQR INTERNATIONAL MOMENTUM STYLE FUND – N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	147874.011	45.39%
AQR INTERNATIONAL MOMENTUM STYLE FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	4073026.128	83.24%
AQR INTERNATIONAL MOMENTUM STYLE FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	705299.67200000002	14.41%
AQR INTERNATIONAL MULTI-STYLE FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	4826099.0180000002	53.09%
AQR INTERNATIONAL MULTI-STYLE FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT	3520340.5529999998	38.73%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	JERSEY CITY NJ 07310-2010
AQR INTERNATIONAL MULTI-STYLE FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	161891.16800000001	56.80%
AQR INTERNATIONAL MULTI-STYLE FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	97128.380999999994	33.95%
AQR INTERNATIONAL MULTI-STYLE FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	24833998.745000001	73.01%
AQR INTERNATIONAL MULTI-STYLE FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	7141933.0130000003	21.00%
AQR LARGE CAP DEFENSIVE STYLE FUND- I	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102	20622107.52	34.86%
AQR LARGE CAP DEFENSIVE STYLE FUND- I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12352231.005000001	20.88%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR LARGE CAP DEFENSIVE STYLE FUND- I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	6338641.5319999997	10.72%
AQR LARGE CAP DEFENSIVE STYLE FUND- I	UBS FINANCIAL SERVICES, INC. UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6075869.6639999999	10.27%
AQR LARGE CAP DEFENSIVE STYLE FUND- I	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5965501.9129999997	10.08%
AQR LARGE CAP DEFENSIVE STYLE FUND- N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	2439294.0600000001	49.01%
AQR LARGE CAP DEFENSIVE STYLE FUND- N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	1641988.4620000001	32.99%
AQR LARGE CAP DEFENSIVE STYLE FUND- N	MSCS FINANCIAL SERVICES, LLC SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL GROU ID ONE FREEDOM VALLEY DRIVE	466744.92499999999	9.38%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	OAKS PA 19456-9989
AQR LARGE CAP DEFENSIVE STYLE FUND- R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	9961268.7919999994	31.22%
AQR LARGE CAP DEFENSIVE STYLE FUND- R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	6657068.6100000003	20.86%
AQR LARGE CAP DEFENSIVE STYLE FUND- R6	MSCS FINANCIAL SERVICES, LLC MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	5925503.8130000001	18.57%
AQR LARGE CAP DEFENSIVE STYLE FUND- R6	ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND, A SERIES OF ASPIRIANT TRUST N19W24200 RIVERWOOD DR STE 320 WAUKESHA WI 53188-1193	2896300.5869999998	9.08%
AQR LARGE CAP DEFENSIVE STYLE FUND- R6	MSCS FINANCIAL SERVICES, LLC SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ID ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	2631107.0260000001	8.25%
AQR LARGE CAP MOMENTUM STYLE FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8280808.5449999999	64.23%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
AQR LARGE CAP MOMENTUM STYLE FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	2348473.6069999998	18.22%
AQR LARGE CAP MOMENTUM STYLE FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	915588.96200000006	7.10%
AQR LARGE CAP MOMENTUM STYLE FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	3002351.3990000002	76.40%
AQR LARGE CAP MOMENTUM STYLE FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	796873.42500000005	20.28%
AQR LARGE CAP MOMENTUM STYLE FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	6676363.9060000004	61.36%
AQR LARGE CAP MOMENTUM STYLE FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	3828608.236	35.19%
AQR LARGE CAP MULTI-STYLE FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS	6497524.5199999996	49.00%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141
AQR LARGE CAP MULTI-STYLE FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	3709991.554	27.98%
AQR LARGE CAP MULTI-STYLE FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	169715.91	53.76%
AQR LARGE CAP MULTI-STYLE FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	104853.93700000001	33.21%
AQR LARGE CAP MULTI-STYLE FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	31296725.188999999	69.47%
AQR LARGE CAP MULTI-STYLE FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	11039549.513	24.51%
AQR SMALL CAP MOMENTUM STYLE FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS	3715523.676	74.01%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141
AQR SMALL CAP MOMENTUM STYLE FUND - I	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	945186.05099999998	18.83%
AQR SMALL CAP MOMENTUM STYLE FUND - N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	394254.50699999998	45.54%
AQR SMALL CAP MOMENTUM STYLE FUND - N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	390958.78600000002	45.16%
AQR SMALL CAP MOMENTUM STYLE FUND - N	RAYMOND JAMES & ASSOCIATES,INC. OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLION PARKWAY SAINT PETERSBURG FL 33716-1102	67199.570000000007	7.76%
AQR SMALL CAP MOMENTUM STYLE FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	819370.13699999999	85.27%
AQR SMALL CAP MOMENTUM STYLE FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	103264.10000000001	10.75%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010
AQR SMALL CAP MULTI-STYLE FUND - I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	1621652.0730000001	47.23%
AQR SMALL CAP MULTI-STYLE FUND - I	RELIANCE TRUST COMPANY FBO FIDUCIARY TRUST C/R PO BOX 570788 ATLANTA GA 30357-3114	915298.255	26.66%
AQR SMALL CAP MULTI-STYLE FUND - I	NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	322912.00699999998	9.41%
AQR SMALL CAP MULTI-STYLE FUND - I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	252881.11799999999	7.37%
AQR SMALL CAP MULTI-STYLE FUND – N	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	307393.73499999999	43.68%
AQR SMALL CAP MULTI-STYLE FUND – N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	278070.07199999999	39.51%
AQR SMALL CAP MULTI-STYLE FUND – N	LPL FINANCIAL LLC FBO: CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS	53398.642	7.59%

Fund and Class	Name and Address of Owner	Number of Shares Owned	Percentage Ownership of Class
	4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
AQR SMALL CAP MULTI-STYLE FUND – R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	1999765.588	77.87%
AQR SMALL CAP MULTI-STYLE FUND – R6	NATIONAL FINANCIAL SERVICES,LLC NFS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ 07310-2010	385109.109	15.00%

Exhibit C

TRUSTEES AND OFFICERS OF AQR FUNDS

Certain information concerning the current Trustees of the Trust, except for Ms. Kathleen M. Hagerty and Mr. Mark A. Zurack, and the Trust’s officers, except for Mr. John Howard, is set forth below. Information concerning Ms. Hagerty and Messrs. Zurack and Howard is set forth in the proposal section of the proxy statement. Each of the Trust’s officers is annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830.

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)

Disinterested Trustees[2]

William L. Atwell, M.B.A., 1950	Chairperson of the Board since 2023; Trustee, since 2011	Retired from Atwell Partners, LLC (2012-2019) (consulting)	40	Webster Financial Corporation (since 2014) (banking); Blucora, Inc. (2017-2019)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (1974-2009) (banking)	40	Kiwibank (2022-2023); Kiwi Wealth (wealth management) (2020-2022)

Interested Trustees[3]

David Kabiller, CFA, 1963[4]	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	40	None

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal, Chief Legal Officer and Global Head of Compliance and Risk,

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
AQR Capital Management, LLC (since 2013)

Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)

Patrick Ryan, CPA, 1965	Assistant Treasurer, since 2020	Principal and Chief Financial Officer, AQR Capital Management, LLC (since 2012)

Matthew Plastina, 1970	Chief Financial Officer and Treasurer, since 2022	Executive Director, AQR Capital Management, LLC (since 2018); Executive Director, JP Morgan Investment Management (2010-2018)

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009, Secretary, since 2022	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)

Roxana Steblea-Lora, 1980	Assistant Treasurer, since May 2024	Executive Director, AQR Capital Management, LLC (since 2017)

(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he or she turns 75.

(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(3)

An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an “interested person” of the Trust because of his position with the Adviser.

(4)	Mr. Kabiller will cease serving as a Trustee effective as of the conclusion of the Meeting.

Qualifications of Trustees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each other, the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through his or her executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

William L. Atwell, M.B.A. Mr. Atwell has served as a Trustee of the Trust since 2011. In addition, he has more than 50 years of business experience in financial services. Mr. Atwell has extensive experience in various executive and other positions with Cigna, Charles Schwab and Citibank. Mr. Atwell also has corporate governance experience serving as a director of Webster Financial Corporation, as a director/trustee of several not-for-profit organizations and has served as a director/trustee of USI Holdings Corporation.

Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 50 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.

David Kabiller, CFA. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 35 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to cofounding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987–1998). Mr. Kabiller also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.

Exhibit D

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, audited the financial statements of each Fund for each of its last two respective fiscal years. PwC has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for the fiscal years indicated below. No other services were provided to the Funds during this period.

Fund Name*	Fiscal Year Ended	Audit Fees(a)	Audit- Related Fees(b)	Tax Fees(c)	All Other Fees(d)
AQR Alternative Risk Premia Fund	12/31/24	$109,663	$0	$37,210	$0
	12/31/23	$104,432	$0	$32,240	$180
AQR Diversified Arbitrage Fund	12/31/24	$113,137	$0	$38,620	$0
	12/31/23	$108,833	$0	$44,930	$180
AQR Diversifying Strategies Fund	12/31/24	$24,247	$0	$15,590	$0
	12/31/23	$21,078	$0	$16,180	$179
AQR Emerging Multi-Style II Fund	9/30/24	$44,875	$0	$17,670	$0
	9/30/23	$42,870	$0	$17,220	$180
AQR Equity Market Neutral Fund	12/31/24	$83,737	$0	$22,800	$0
	12/31/23	$84,119	$0	$21,630	$179
AQR Global Equity Fund	9/30/24	$57,306	$0	$24,880	$0
	9/30/23	$52,892	$0	$24,750	$180
AQR International Defensive Style Fund	9/30/24	$42,380	$0	$15,590	$0
	9/30/23	$40,452	$0	$15,140	$180
AQR International Momentum Style Fund	9/30/24	$42,672	$0	$18,190	$0
	9/30/23	$40,533	$0	$17,220	$180
AQR International Multi-Style Fund	9/30/24	$42,490	$0	$17,670	$0
	9/30/23	$40,459	$0	$17,220	$180
AQR Large Cap Defensive Style Fund	9/30/24	$40,137	$0	$20,710	$0
	9/30/23	$39,123	$0	$18,260	$179
AQR Large Cap Momentum Style Fund	9/30/24	$37,924	$0	$16,110	$0
	9/30/23	$35,989	$0	$16,180	$179
AQR Large Cap Multi-Style Fund	9/30/24	$37,677	$0	$16,630	$0
	9/30/23	$35,924	$0	$16,180	$179
AQR Long-Short Equity Fund	12/31/24	$88,268	$0	$26,760	$0
	12/31/23	$86,379	$0	$21,630	$179
AQR Macro Opportunities Fund	12/31/24	$85,882	$0	$27,850	$0
	12/31/23	$80,809	$0	$28,080	$179
AQR Managed Futures Strategy Fund	12/31/24	$108,000	$0	$28,890	$0
	12/31/23	$107,289	$0	$27,040	$180
AQR Managed Futures Strategy HV Fund	12/31/24	$101,919	$0	$27,850	$0
	12/31/23	$101,689	$0	$27,040	$180
AQR Multi-Asset Fund	12/31/24	$115,452	$0	$27,850	$0
	12/31/23	$109,636	$0	$29,120	$180
AQR Risk-Balanced Commodities Strategy Fund	12/31/24	$84,937	$0	$27,850	$0
	12/31/23	$81,098	$0	$28,080	$180
AQR Small Cap Momentum Style Fund	9/30/24	$37,995	$0	$16,110	$0
	9/30/23	$35,966	$0	$15,140	$179
AQR Small Cap Multi-Style Fund	9/30/24	$37,857	$0	$16,630	$0

D-1

Fund Name*	Fiscal Year Ended	Audit Fees(a)	Audit- Related Fees(b)	Tax Fees(c)	All Other Fees(d)
	9/30/23	$36,078	$0	$15,140	$179
AQR Style Premia Alternative Fund	12/31/24	$109,702	$0	$34,610	$0
	12/31/23	$109,035	$0	$29,120	$180
AQR Trend Total Return Fund	12/31/24	$94,558	$0	$27,850	$0
	12/31/23	$79,850	$0	$21,630	$179

*

The table above does not include information for the AQR LSE Fusion Fund, AQR MS Fusion Fund and AQR MS Fusion HV Fund, each of which commenced operations on June 25, 2025 or the AQR CVX Fusion Fund, which commenced operations on June 18, 2025.

(a)

Audit Fees: These fees relate to professional services rendered by PwC for the audits of the Fund’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Fund, issuance of consents and assistance with review of documents filed with the Securities and Exchange Commission (the “Commission”).

(b)

Audit-Related Fees: These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s annual financial statements that are not reported under “Audit Fees” above. There were no audit-related services provided by PwC for the 2023 and 2024 fiscal years.

(c)

Tax Fees: The 2023 and 2024 fiscal year fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC relate to the review of the Fund’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Per Rule 2-01(c)(7)(A) and the charter of the Trust’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Funds, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Funds (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Fund’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

0% of services described in under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Less than 50% of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds were as follows:

Fiscal Year Ended	Aggregate Non-Audit Fees
9/30/23	$587,275
9/30/24	$592,690
12/31/23	$695,800
12/31/24	$757,082

D-2

Exhibit E

MEETINGS OF THE TRUSTEES AND COMMITTEES OF THE TRUSTEES

Fund Name	Fiscal Year End	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating and Governance Committees
AQR Alternative Risk Premia Fund	12/31	5	3	2
AQR CVX Fusion Fund*	12/31	N/A	N/A	N/A
AQR Diversified Arbitrage Fund	12/31	5	3	2
AQR Diversifying Strategies Fund	12/31	5	3	2
AQR Emerging Multi-Style II Fund	9/30	5	3	3
AQR Equity Market Neutral Fund	12/31	5	3	2
AQR Global Equity Fund	9/30	5	3	3
AQR International Defensive Style Fund	9/30	5	3	3
AQR International Momentum Style Fund	9/30	5	3	3
AQR International Multi-Style Fund	9/30	5	3	3
AQR Large Cap Defensive Style Fund	9/30	5	3	3
AQR Large Cap Momentum Style Fund	9/30	5	3	3
AQR Large Cap Multi-Style Fund	9/30	5	3	3
AQR Long-Short Equity Fund	12/31	5	3	2
AQR LSE Fusion Fund**	12/31	N/A	N/A	N/A
AQR Macro Opportunities Fund	12/31	5	3	2
AQR Managed Futures Strategy Fund	12/31	5	3	2
AQR Managed Futures Strategy HV Fund	12/31	5	3	2
AQR MS Fusion Fund**	12/31	N/A	N/A	N/A
AQR MS Fusion HV Fund**	12/31	N/A	N/A	N/A
AQR Multi-Asset Fund	12/31	5	3	2
AQR Risk-Balanced Commodities Strategy Fund	12/31	5	3	2
AQR Small Cap Momentum Style Fund	9/30	5	3	3
AQR Small Cap Multi-Style Fund	9/30	5	3	3
AQR Style Premia Alternative Fund	12/31	5	3	2
AQR Trend Total Return Fund	12/31	5	3	2
*	The Fund commenced operations on June 18, 2025.
**The	Fund commenced operations on June 25, 2025.

AQR FUNDS ONE GREENWICH PLAZA, SUITE 130 GREENWICH, CT 06830 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V78948-S20698 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board recommends you vote FOR the following proposal: 1. TO ELECT THE NOMINEES FOR TRUSTEE For Against Abstain 1a. Mark A. Zurack 1b. Kathleen M. Hagerty 1c. Roy Swan 1d. Lisa Polsky 1e. John Howard The transaction of any other business that may properly be brought before the Meeting or any adjournments or postponements th ereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in ful l corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 13, 2025: The Notice of Meeting, Proxy Statement are available at www.proxyvote.com. V78949-S20698 AQR Funds THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the AQR Funds (the “Fund”) hereby appoints Nicole DonVito and Matt Plastina, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on September 11, 2025 at a Special Meeting of Shareholders to be held on November 13, 2025 at 10:00 a.m. ET, virtually at https://viewproxy.com/AQR/broadridgevsm/, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE